COMPUDYNE CORPORATION
                            2530 Riva Road, Suite 201
                               Annapolis, MD 21401
                                 (410) 224-4415







April 25, 2007

Dear CompuDyne Stockholder:

The following pages contain the notice of CompuDyne's Annual Meeting of Stockholders, proxy and the proxy statement. Please be sure to complete, date, sign and return the enclosed proxy promptly to ensure that your shares will be voted.

Enclosed is CompuDyne's Annual Report for the year ended December 31, 2006. This report describes in detail CompuDyne's operations and results for the past year.

You are invited to attend CompuDyne's Annual Meeting to be held Wednesday May 23, 2007 at 9:30 a.m. in CompuDyne's office located at 2530 Riva Road, Suite 201, Annapolis, MD 21401.

                                             Sincerely,



                                             Martin A. Roenigk
                                             Chairman

                              COMPUDYNE CORPORATION
                            2530 Riva Road, Suite 201
                               Annapolis, MD 21401


--------------------------------------------------------------------------------
                  NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------




TIME ..........................  9:30 a.m. EDST
                                 Wednesday May 23, 2007

PLACE .........................  COMPUDYNE CORPORATION
                                 2530 Riva Road, Suite 201
                                 Annapolis, MD 21401


ITEMS OF BUSINESS .............  1) To elect three members of the Board of
                                    Directors to serve for three years until the 2010 Annual Meeting of Stockholders, and until their respective successors are elected and qualified.

                                 2) To transact any other business as may
                                    properly come before the meeting or any
                                    adjournment thereof.

RECORD DATE ...................  Holders of CompuDyne Corporation Common Stock
                                 of record at the close of business on March 23, 2007 are entitled to vote at the meeting.


April 25, 2007



                                 W.C. Rock, Secretary




--------------------------------------------------------------------------------


                                    IMPORTANT

To ensure your representation at the meeting, please date and execute the enclosed proxy in accordance with the instructions contained therein and return it immediately. A return envelope, which requires no postage if mailed in the United States, is enclosed for that purpose.


--------------------------------------------------------------------------------

                              COMPUDYNE CORPORATION
                            2530 Riva Road, Suite 201
                            Annapolis, Maryland 21401


                                 PROXY STATEMENT
                       2007 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors furnishes this proxy statement to stockholders of CompuDyne Corporation, a Nevada corporation ("CompuDyne" or the "Company"), in connection with the solicitation of proxies for use at the 2007 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held Wednesday May 23, 2007 at 9:30 a.m. at CompuDyne's office located at 2530 Riva Road, Suite 201, Annapolis, MD 21401. The approximate date on which this proxy statement and the enclosed proxy are being sent to stockholders is April 25, 2007.

                             SOLICITATION OF PROXIES

The expenses of the solicitation of the proxies for the meeting, including the cost of preparing, assembling and mailing the notice and proxy statement, proxy and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents to beneficial owners will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by Directors, officers or other employees of the Company.

The enclosed proxy is revocable any time before it is exercised. A proxy may be revoked by submitting a revoking instrument to the Company or a duly executed proxy bearing a later date with the Secretary of the Company. The powers of the proxy holders will be suspended if the person executing the proxy attends the meeting in person and so requests.

In the event that multiple stockholders share the same address, only one notice, proxy statement and annual report will be delivered to the address unless contrary instructions are received by the Company. Upon written request of any stockholder sent by mail to the Company at 2530 Riva Road, Suite 201, Annapolis, MD 21401 or verbally by telephone 410-224-4415, the Company will deliver one or more additional notices, proxy statements and annual reports up to the number of stockholders at such address or if multiple notices, proxy statements or annual reports are currently delivered, will reduce the number delivered.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has fixed the close of business on March 23, 2007 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 8,437,915 shares of Common Stock, par value $.75 per share ("Common Stock") of the Company outstanding. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. The only outstanding voting securities of the Company are shares of Common Stock. There will be no cumulative voting for the election of Directors.

The presence, in person or by proxy, of holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of conducting the meeting. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. If a quorum is not present at the Annual Meeting, the holders of Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting to such time and place as they may determine. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Annual Meeting.

Assuming the presence of a quorum, Directors will be elected by a plurality of the votes cast (Proposal No. 1). To act upon any other matter as may properly come before the meeting or any adjournment thereof, the number of votes cast in favor of the proposal or matter must exceed the number of votes cast in opposition to the proposal or matter.

Abstentions and broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will have no effect on the election of Directors.

ELECTION OF DIRECTORS (PROPOSAL NO. 1)

Directors and Nominees

Pursuant to the Bylaws of the Company, the Board of Directors shall be not less than three or more than eleven. The Directors are divided into three classes, each class serving for a term of three years. To the extent practical, the stockholders elect one-third of the members of the Board of Directors annually. The Board of Directors has nominated and recommends that stockholders elect nominees Geoffrey F. Feidelberg, John H. Gutfreund, and Martin A. Roenigk each to serve as Director of the Company for a term of three years until the 2010 Annual Meeting of Stockholders and until his respective successor is elected and qualified. All of the nominees are currently members of the Board of Directors.

Unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of Geoffrey F. Feidelberg, John H. Gutfreund, and Martin A. Roenigk. The nominees have consented to serve on the Board of Directors of the Company. There is no family relationship between Geoffrey F. Feidelberg, John H. Gutfreund, and Martin A. Roenigk and any Director or executive officer of the Company.

The Board of Directors has determined that all Directors, other than Messrs. Feidelberg and Roenigk, are considered independent directors, as defined in the listing standards of the National Association of Securities Dealers.

Information with respect to each person nominated for election as a Director and each other person who will continue as a Director after the meeting follows.

Required Vote and Recommendation

A plurality of the votes cast at the Annual Meeting is required to elect each nominee. Accordingly, abstentions and broker non-votes will have no effect on the election of Directors. Shares represented by proxies will be voted for the election of the nominees named above unless authority to do so is withheld. The nominees have consented to serve if elected to the Board of Directors. If any nominee should be unable to serve, shares represented by proxies may be voted for a substitute nominee recommended by the Board of Directors.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES.


Age, Principal Occupation or Position,                             Year First
Directorships of Other Publicly Owned Corporations              Elected Director

NOMINEES FOR TERMS OF OFFICE TO EXPIRE IN 2010:

Geoffrey F. Feidelberg, 51                                           2004

Geoffrey F. Feidelberg has served as the Chief Financial Officer and Treasurer of CompuDyne Corporation since July 2001. From 1999 until joining CompuDyne Corporation, Mr. Feidelberg was a private investor. Prior to 1999 Mr. Feidelberg was the Chief Operating Officer and the Chief Financial Officer of AquaPenn Spring Water Company, Inc., a New York Stock Exchange listed company.

John H. Gutfreund, 77                                                2004

John H. Gutfreund is Senior Advisor and an Executive Committee member at C.E. Unterberg, Towbin and has served in such capacity since January 2002. He is also the President of Gutfreund & Co., Inc. (financial consulting), and has served in such capacity since 1993. He currently serves as a director for Evercel, Inc., LCA-Vision, Inc., and Montefiore Medical Center, at which he is also a member of the Executive Committee of the Board of Trustees and Finance and Real Estate Committees. Mr. Gutfreund is an Advisor for The Universal Bond Fund and a director and Chairman of the Board of Nutrition 21, Inc.

Martin A. Roenigk, 64                                                1995

Martin Roenigk was elected Chairman of the Board of Directors, President and Chief Executive Officer of CompuDyne in August 1995. Mr. Roenigk is an Advisory Director of ThermoEnergy Corporation. He is also is a partner in BPH Properties, LLC and Crescent Properties, LLC and an officer of Basin Park Hotel, Inc. and Crescent Hotel & Spa, Inc.

DIRECTORS CONTINUING FOR TERMS OF OFFICE EXPIRING IN 2008:

David W. Clark, Jr., 69                                              1985

Mr. Clark is a Managing Director of Pryor & Clark Company, an investment holding company, and has served in such capacity since June 1993. He presently serves as a director of Checkpoint Systems, Inc. (manufacturing).

Albert R. Dowden, 65                                                 2005

Mr. Dowden is the former President and CEO of Volvo Group North America (transportation equipment). He presently serves as a director of AIM Funds (mutual funds), Annuity & Life Re (Holdings) Ltd. (re-insurance) and Homeowners of America Holding Corporation (insurance), and he is chairman of Cortland Trust and affiliated funds (money market funds) and Founder and Managing Director of The Boss Group (private investment and management firm).

DIRECTORS FOR TERMS OF OFFICE TO EXPIRE IN 2009:

Ronald J. Angelone, 59                                               2003

Ron Angelone is the CEO of Correctional Solutions, Inc. (a corrections consulting and business development firm), and has served in such capacity since May 2003, after serving as Vice President of that company since September 2002. Mr. Angelone served as the Director of the Virginia Department of Corrections from 1994 to 2002. He is also the former Director of the Nevada Department of Prisons and the former Southern Regional Director of the Texas Department of Corrections.

Wade B. Houk, 63                                                     2001

Wade B. Houk is the President of Houk Associates, LLC (a criminal justice consulting firm), and has held this position since 1999. Mr. Houk was the Assistant Director and Chief Financial Officer of the FBI from 1996 to 1999.


COMMITTEES OF THE BOARD OF DIRECTORS


                             COMPENSATION AND         CORPORATE GOVERNANCE AND
   AUDIT COMMITTEE        STOCK OPTION COMMITTEE        NOMINATING COMMITTEE
   ---------------        ----------------------        --------------------

 Wade B. Houk, Chair     John H. Gutfreund, Chair    David W. Clark, Jr., Chair
 David W. Clark, Jr.        Ronald J. Angelone           Ronald J. Angelone
  Albert R. Dowden          David W. Clark, Jr.           Albert R. Dowden
                             Albert R. Dowden            John H. Gutfreund
                               Wade B. Houk                 Wade B. Houk

The Board of Directors has established three standing Committees of the Board: the Audit Committee, the Compensation and Stock Option Committee, and the Corporate Governance and Nominating Committee. Messrs. Clark, Dowden and Houk currently serve on the Audit Committee. The Board of Directors has determined that Messrs. Clark, Dowden and Houk are "audit committee financial experts" as defined under SEC rules. The Board of Directors has also determined that all of the members of the Audit Committee are independent as defined in the listing standards of the National Association of Securities Dealers. The Audit Committee has the responsibility to review the overall internal control systems of the Company, to engage the independent auditors to audit the books and records of the Company and to approve the scope of any audit to be conducted, as further described below. Messrs. Angelone, Clark, Dowden, Gutfreund and Houk currently serve on the Compensation and Stock Option Committee. That Committee has the authority to set the compensation of officers of the Company and to grant restricted stock awards, stock options and stock bonus awards to the employees of the Company. The Board of Directors has determined that all members of the Compensation and Stock Option Committee are independent. Messrs. Angelone, Clark, Dowden, Gutfreund and Houk currently serve on the Corporate Governance and Nominating Committee. The Board of Directors has determined that all members of the Governance and Nominating Committee are independent.

During 2006, the Board of Directors held 3 (three) regular and 5 (five) telephonic meetings. The Audit Committee held 16 (sixteen) meetings. The Compensation and Stock Option Committee held 4 (four) regular meetings and acted by the unanimous written consent of its members on 6 (six) occasions. All Directors of the Company attended at least 75% of the aggregate of the meetings of the Board of Directors and 77% of the Committee meetings on which they served. The Company encourages all Directors to attend each annual meeting of stockholders, and two attended the 2006 annual meeting.

Although the Company has not developed a formal process by which stockholders may communicate directly with Directors, it believes that the process, in which any communication sent to the Board either generally or in care of the Chief Executive Officer, Corporate Secretary, or other corporate officer is forwarded to all members of the Board, has served the Board's and the Company's stockholders' needs. There is no screening process, and all stockholder communications that are received by officers for the Board's attention are forwarded to the Board. In view of recently adopted SEC disclosure requirements related to this issue, the Governance and Nominating Committee may consider development of more specific procedures. Until any other procedures are developed and posted on the Company's corporate website, any communication to the Board should be mailed to the Board, in care of the Company's Corporate Secretary, at the Company's headquarters in Annapolis, Maryland. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual Directors. The Secretary will make copies of all such letters and circulate them to the appropriate Director or Directors.


CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The Corporate Governance and Nominating Committee is responsible for implementing and developing policies and procedures relating to corporate governance, including monitoring and review of implementation of the Company's Business Ethics Policy. In addition, the Committee develops and reviews background information on potential candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board's annual review of Director independence and the Board's performance self-evaluation. The charter of the Governance and Nominating Committee is available on the Corporate Governance section of
CompuDyne's website  (www.compudyne.com).   On  February  13,  2004  the  Board
established the Corporate Governance and Nominating Committee. The current members of the Corporate Governance and Nominating Committee were elected at the October 19, 2006 Board of Directors meeting. All members of the Committee are independent. The Committee held 2 (two) meetings during 2006.

Stockholders may recommend Director candidates for consideration by the Governance and Nominating Committee by writing to the Company's Corporate Secretary at the Company's headquarters in Annapolis, Maryland, giving the candidate's name, contact information, biographical data and qualifications. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a Director should accompany any such recommendation. Stockholders who wish to nominate a Director for election at an annual meeting of the stockholders of the Company must follow the procedures described under "Stockholder Proposals for 2008 Annual Meeting" contained herein.

In evaluating and determining whether to recommend a candidate for nomination to a position on the Company's Board, the Governance and Nominating Committee will consider the criteria established by the Board and the Governance and Nominating Committee to determine a candidate's suitability for board service, which criteria include high professional ethics and values, relevant experience and a commitment to enhancing stockholder value. In evaluating candidates for nomination, the Governance and Nominating Committee utilizes a variety of methods. The Committee regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board. Candidates may come to the attention of the Governance and Nominating Committee from current Board members, stockholders, professional search firms, officers or other persons. The Governance and Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

DIRECTOR COMPENSATION

The current Directors' compensation was proposed by the Chairman of the Board in 2004 and approved by the Compensation and Stock Option Committee. Since 2004, in light of the Company's financial results, no further increases have been proposed.

The following table provides compensation information for the one-year period ended December 31, 2006 for each member of our Board of Directors. Information regarding Stock Awards, Non-Equity Incentive Plan Compensation, and Change in Pension Value and Nonqualified Deferred Compensation Earnings has not been included in this table since those items are not part of the Company's compensation package for Directors.


                                Fees Earned or                                 All Other
                                Paid in Cash(1)       Option Awards(2)       Compensation       Total
                                ---------------       ----------------       ------------       -----

Ronald J. Angelone                  $16,000                $56,342                 -            $72,342
David W. Clark, Jr.                 $26,000                $95,954                 -           $121,954
Albert R. Dowden                    $26,000                $63,261                 -            $89,261
Geoffrey F. Feidelberg (3)                -                      -                 -                  -
John H. Gutfreund                   $16,000                $86,062                 -           $102,062
Wade B. Houk                        $36,000                $61,414                 -            $97,414
J. Michael McConnell (4)            $16,000                $50,342                 -            $66,342
Martin A. Roenigk (3)                     -                      -                 -                  -

(1) For 2006, each of our non-employee Directors received a $4,000 quarterly retainer. In addition, $2,500 quarterly retainers were paid to the Audit Committee members and an additional $2,500 quarterly retainer was paid to the Audit Committee Chairman.
(2) Each non-employee Director is granted 10,000 non-qualified options to purchase CompuDyne Common Stock on the date of the Annual Shareholder Meeting. Amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123R, of awards pursuant to the "2005 Stock Option Plan for Non-Employee Directors" and prior stock incentive plans no longer in effect and thus may include amounts from awards granted both in and prior to 2006. Assumptions used in the calculation of these amounts are included in Note 16, "Stock-Based Compensation" to the Company's audited financial statements for the fiscal year ended December 31, 2006 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 10, 2007. However as required, the amounts shown exclude the impact of estimated forfeitures. At fiscal year-end the aggregate number of option awards outstanding for each non-employee Director was as follows: Ronald J. Angelone 40,000; David W. Clark, Jr. 52,200; Albert R. Dowden 20,000; John H. Gutfreund 30,000; Wade B. Houk 46,500; John Michael McConnell 30,000.
(3) See the Summary Compensation Table for disclosure related to Geoffrey F. Feidelberg and Martin A. Roenigk, who are also executive officers of the Company.
(4)  Mr. McConnell resigned as Director effective February 12, 2007.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None. The Company has a written policy requiring all related party transactions with any Director or executive officer of the Company to be approved by the Corporate Governance and Nominating Committee.


BUSINESS ETHICS POLICY

CompuDyne's Business Ethics Policy outlines the code of conduct expected from all CompuDyne employees, Directors, and those with whom CompuDyne has a subordinate contractual relationship, including, but not limited to, subcontractors, vendors, sales representatives, consultants, and agents. Every employee and Director is asked to read and agree, by signature, to abide by the stipulations of this Policy. Those with a subordinate contractual relationship to CompuDyne, called "stakeholders" herein, are also required to comply with this Policy; stakeholder compliance is the responsibility of the CompuDyne employees who are the point of interface with the stakeholder (such as the project engineer who supervises a subcontractor's performance). Each year, all employees and Directors are asked to reaffirm, by signature, their agreement to abide by this Policy. A copy of the Business Ethics Policy is available on the Corporate Governance section of CompuDyne's website (www.compudyne.com).

EXECUTIVE OFFICERS

The following table sets forth information with respect to each executive officer of the Company as of April 1, 2007. Background information on executive officers of the Company who are also Directors appears on pages 4 and 5 of this proxy statement.

Name                        Age        Position
----                        ---        --------

Martin A. Roenigk           64         Director, Chairman, President and Chief
                                       Executive Officer: CompuDyne Corporation
                                       Chairman: Norment Security Group, Inc.,
                                       Norshield Corporation, CompuDyne-
                                       Integrated Electronics Division, LLC,
                                       Fiber SenSys, LLC, CorrLogic, LLC,
                                       Tiburon, Inc., Xanalys Corporation,
                                       Signami DCS, LLC

Philip M. Blackmon          59         Executive Vice President: CompuDyne
                                       Corporation
                                       President and Chief Executive Officer:
                                       CompuDyne-Integrated Electronics
                                       Division, LLC, Signami DCS, LLC

Gary T. Bunyard             47         President and Chief Executive Officer:
                                       Tiburon, Inc., CorrLogic, LLC

Geoffrey F. Feidelberg      51         Director, Chief Financial Officer and
                                       Treasurer: CompuDyne Corporation
                                       Treasurer, Vice President: CorrLogic,
                                       LLC, Fiber SenSys, LLC, Norment Security
                                       Group, Norshield Corporation, Tiburon,
                                       Inc., Xanalys Corporation
                                       Vice President: CompuDyne-Integrated
                                       Electronics Division, LLC

Gary Mangus                 51         President: Institutional Security Systems
                                       Acting President: Norshield

W. C. Rock                  58         Vice President of Accounting, Corporate
                                       Controller, Corporate Secretary:
                                       CompuDyne Corporation
                                       Corporate Secretary: CorrLogic, LLC,
                                       Fiber SenSys, LLC, Norment Security
                                       Group, Norshield Corporation, Tiburon,
                                       Inc., Xanalys Corporation, Signami DCS,
                                       LLC

--------------------------------------------------------------------------------

Mr. Blackmon is the Executive Vice President of CompuDyne Corporation, a position he has held since January 1995. Mr. Blackmon is the CEO and President of CompuDyne-Integrated Electronics Division, LLC, a position he has held since 1992, and CEO and President of Signami DCS, LLC, a position he has held since July 2006.

Mr. Bunyard served as the Acting President of Tiburon, Inc., a subsidiary of the Company, since July 2006 and was appointed the CEO and President of Tiburon, Inc. on March 15, 2007. Mr. Bunyard joined Tiburon, Inc. in 1990 and has held several other executive positions within the company, including Vice President of Sales and Marketing, Chief Operating Officer, President of Tiburon Justice Systems, Vice President of Corrections and Justice Products, as well as the President and Chief Executive Officer of the company from April 2003 until October 2004. From February 2005 until his appointment as Acting President of Tiburon, Inc. in July 2006, Mr. Bunyard pursued personal interests and was not an employee of the Company.

Mr. Mangus has served as the President of the Company's Institutional Security Systems segment since September 2002 and was appointed Acting President of Norshield on March 15, 2007. From March 1998 to August 2002, Mr. Mangus served as Vice President of Norment Security Group, Inc. Mr. Mangus joined Norment Security Group in January 1986.

Mr. Rock has served as the Vice President of Accounting, Corporate Controller and Secretary since July 2001. Mr. Rock joined the Company as the Chief
Financial Officer and Secretary in 1996 upon the acquisition of Shorrock Electronic Systems.

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for the Company's executive officers identified in the Summary Compensation Table ("Named Executive Officers"). The Compensation and Stock Option Committee of the Board of Directors (the "Committee") makes all decisions for the total direct compensation, that is, the base salary, bonus awards, and stock options, of the Company's executive officers, Directors, and the Named Executive Officers, based on its charter. The Committee's charter can be found on CompuDyne's website at www.compudyne.com.

The day-to-day design and administration of health and welfare and paid time-off plans and policies applicable to employees in general are handled by teams of human resources and finance department employees of the Company. The Committee (or Board) remains responsible for certain fundamental changes outside the day-to-day requirements necessary to maintain these plans and policies.

CompuDyne Corporation's Business Environment

CompuDyne is a security product, information and technology company dedicated to continually striving to position the Company to meet the expanding requirements of the public security market. We are committed to the highest standards of ethics and integrity. We are responsible to our customers, to CompuDyne employees and their families, to the environments we inhabit, and to the societies we serve worldwide. In discharging our responsibilities, we do not take professional or ethical shortcuts. We are dedicated to the highest level of excellence. We strive to identify the most critical needs of consumers and customers, and we devote our resources to meeting those needs. Our ability to meet our responsibilities depends on maintaining a financial position that allows for investment in leading-edge technology that makes possible effective delivery of positive results. We recognize that the ability to excel, to most competitively meet society's and customers' needs, depends on the integrity, knowledge, imagination, skill, diversity and teamwork of our employees, and we value these qualities most highly. To this end, we strive to create an environment of mutual respect, encouragement and teamwork, an environment that rewards commitment and performance and is responsive to the needs of our employees and their families.

Compensation Program Objectives and Rewards

CompuDyne's compensation and benefits programs are driven by its business environment and are designed to enable us to achieve our mission and adhere to Company values. The programs' objectives are to:

     -- Reflect CompuDyne's position as an industry leader in the development of innovative products;
     -- Attract, engage and retain the workforce that helps ensure our future success;
     -- Motivate and inspire employee behavior that fosters a high-performance culture;
     -- Support a one-company culture as well as a lean and flexible business model;
     --   Support overall business objectives; and
     --   Provide shareholders with a superior rate of return.

Consequently, the guiding principles of our programs are:

     --   Enabling a high-performance organization;
     --   Competitiveness in the marketplace in which we compete for talent;
     --   Optimization of cost to the Company and value to employees;
     --   Global consistency with business-driven flexibility; and
     --   Simplicity, clarity and flawless delivery.

To this end, the Company will measure success of our programs by:

     --   Overall business performance and employee engagement;
     --   Ability to attract and retain key talent; and
     -- Costs and business risks that are limited to levels that optimize risk and return.

Elements of CompuDyne's Compensation Program

All of CompuDyne's compensation and benefits for its Named Executive Officers described below have as a primary purpose the Company's need to attract, retain and motivate the highly talented individuals who will engage in the behaviors necessary to enable the Company to succeed in its mission while upholding our values in a highly competitive marketplace. Beyond that, different elements are designed to engender different behaviors.

Base Salary

Base salary and benefits are designed to attract and retain employees over time. Executive officer base salaries are based on job responsibilities and individual contribution.

The Committee determines base salaries for executive officers, including the Named Executive Officers. The Company's CEO proposes new base salary amounts based on his evaluation of individual performance, discussions with each individual over the course of the year, expected future contributions and comparison of the base salaries of the executive officers who report directly to the CEO to ensure internal equity. Executive officers may make recommendations to the CEO regarding compensation for their direct reports and also have the authority to determine the compensation of lower level staff.

Total compensation is used in determining the amount of contributions permitted under the Company's 401(k) plan.

Bonus Awards

Bonus awards are designed to focus employees on the objectives of the Company for a particular year, the important divisional goals for division heads, and individual objectives set at the start of the year in connection with their personal performance.

Long-Term Incentives (Stock Options)

Long-term incentives (stock options, CompuDyne's employee incentive stock plan) focus executives' efforts on the behaviors within the recipients' control that they believe are necessary to ensure the long-term success of the Company, to be reflected in increases to the Company's stock price over a sustained period of time, growth in its earnings per share and other elements. Stock option grants to executive officers are based on job responsibilities and potential for individual contribution, with reference to the levels of total direct compensation (total cash compensation plus the value of stock option grants). When it makes grants, the Committee also considers previous stock option grants. As with the determination of base salaries the Committee exercises judgment and discretion in view of the above criteria and its general policies. Stock options provide for financial gain derived from the potential appreciation in stock price from the date that the option is granted until the date that the option is exercised. The exercise price of stock option grants is set at fair market value on the day previous to the grant date. Under the employee incentive stock plan, the Company may not grant stock options at a discount to fair market value or reduce the exercise price of outstanding stock options. The Company does not grant stock options with a so-called "reload" feature, nor does it loan funds to employees to enable them to exercise stock options. The Company's long-term performance ultimately determines the value of stock options, because gains from stock option exercises are entirely dependent on the long-term appreciation of the Company's stock price. Employee stock options granted since 1995 vest and become exercisable in equal installments on the first, second, third, fourth and fifth anniversaries of the grant date and expire ten years from the grant date.

Because a financial gain from stock options is only possible after the price of CompuDyne common stock has increased, the Company believes grants encourage executives and other employees to focus on behaviors and initiatives that should lead to an increase in the price of CompuDyne common stock, which benefits all CompuDyne shareholders.

Accounting and Tax Considerations: Our stock option grant policies have been impacted by the implementation of SFAS No. 123R, which we adopted in the first quarter of fiscal year 2006. Under this accounting pronouncement, we are required to value unvested stock options granted prior to our adoption of SFAS 123R under the fair value method and expense those amounts in the statement of operations over the stock option's remaining vesting period. On December 27, 2005, we accelerated the vesting of all outstanding stock options granted at a price of greater than or equal to $9.00 per option. Our current intent is to limit the number of options granted in any one year to reduce the annual earnings per share dilution from share-based compensation expense. We believe this strategy is best aligned with our Company philosophy because it is intended to limit future earnings dilution from options.

No Backdating or Spring Loading: CompuDyne does not backdate options or grant options retroactively. In addition, we do not plan to coordinate grants of options so that they are made before announcement of favorable information, or after announcement of unfavorable information. CompuDyne's options are granted at fair market value on a fixed date or event (such as an employee's employment date), with all required approvals obtained in advance of or on the actual grant date. All grants require the approval of the Compensation and Stock Option Committee.

Fair market value previously had been consistently determined as the average of the high and low on the NASDAQ stock exchange on the grant date. Beginning in October 2006, the Company changed the determination of fair market value to the closing price on the day before the grant date, to be consistent with the new stock option plan approved by its shareholders. Some options issued prior to the change were priced at the average of the high and low on the grant date, although the new plan called for the closing price on the business day immediately preceding the grant date.

Benefits

As employees, the Named Executive Officers participate in a variety of health and welfare and paid time-off benefits and savings plans designed to enable the Company to attract and retain its workforce in a competitive marketplace. These benefits help ensure that the Company has a productive and focused workforce through reliable and competitive health and other benefits. Savings plans help employees, especially long-service employees, save and prepare financially for retirement.

CompuDyne's 401(k) Plan allows highly compensated employees to contribute a percent of their base salary, up to the limits imposed by the Internal Revenue Code ($225,000 for 2007) on a pre-tax basis. The Company provides a 2.5 percent match on the first 5.0 percent of employee contributions, up to a maximum match of $5,000 per year, which vests over five years. Participants choose to invest their account balances from an array of investment options as selected by plan fiduciaries from time to time. The 401(k) Plan is designed to provide for distributions in a lump sum or installments after termination of service. However, loans, and in-service distributions under certain circumstances such as a hardship, attainment of age 59-1/2 or a disability, are permitted.

Perquisites

Certain of CompuDyne's Named Executive Officers, along with other senior management employees, are provided a limited number of perquisites whose primary purpose is the Company's desire to minimize distractions from the executives' attention to important CompuDyne initiatives. An item is not a perquisite if it is integrally and directly related to the performance of the executive's duties. An item is a perquisite if it confers a direct or indirect benefit that has a personal aspect, without regard to whether it may be provided for some business reason or for the convenience of the Company, unless it is generally available on a non-discriminatory basis to all employees.

The Company provides the following to certain of CompuDyne's Named Executive Officers, which are described in Footnote 2 of the Summary Compensation Table on page 12:

     --   Company car/car allowance
     --   Exec-U-Care (health care insurance supplement)

The Company does not provide the Named Executive Officers with other perquisites such as split-dollar life insurance, reimbursement for legal counseling for personal matters, or tax reimbursement payments. The Company does not provide loans to executive officers.

Change in Control Arrangements

Change in control plans are designed to facilitate the Company's ability to attract and retain executives as the Company competes for talented employees in a marketplace where such protections are commonly offered. In June 2005, the Board of Directors adopted the CompuDyne Corporation Retention Plan for Selected Employees (the "Plan"). The Board adopted the Plan as part of its ongoing, periodic review of the Company's compensation and benefits programs and in recognition of the importance to the Company and its shareholders of avoiding the distraction and loss of key management personnel that may occur in connection with rumored or actual fundamental corporate changes. The plan was designed to protect shareholder interests by enhancing employee focus during rumored or actual change in control activity through incentives to remain with the Company despite uncertainties while a transaction is under consideration or pending.

The Named Executive Officers as well as other key employees are eligible for benefits and payments if a change in control occurs as defined in the Plan. CompuDyne stock options generally vest upon a change in control.


SUMMARY OF OFFICER COMPENSATION

The following table summarizes the total compensation of our named executive officers (NEO), who are the Chief Executive Officer, Chief Financial Officer, and our three other most highly compensated executive officers in fiscal 2006.

                                                      Summary Compensation Table
                                                      --------------------------

Name and                                                                        Stock      Option        All Other
Principal Position                          Year       Salary        Bonus      Awards     Awards(1)   Compensation(2)    Total
------------------                          ----     ----------    ---------    ------     ------      ------------       -----

Martin A. Roenigk                           2006       $275,000           0        0        $99,658       $22,580       $397,238
Chairman, President & CEO

Geoffrey F. Feidelberg                      2006       $286,529           0        0       $128,450       $14,470       $429,449
CFO and Treasurer

Bradley B. Wiggins (3)                      2006       $244,538    $103,461        0        $85,212        $5,265       $438,476
COO
President: Attack Protection and Fiber
 Sensys, LLC; CEO: Tiburon ,Inc.

Daniel A. Crawford (4)                      2006       $334,156           0        0       $122,008       $23,549       $479,713
CEO/President, CompuDyne-
 Public Safety & Justice, Inc.
 (now Tiburon, Inc.)

Gary A. Mangus                              2006       $187,615           0        0        $20,010       $15,306       $222,931
President, Institutional
 Security Systems; Acting
 President,  Norshield

Philip M. Blackmon                          2006       $140,774     $24,000        0        $16,296       $13,458       $194,528
Executive Vice President
President: CompuDyne-Integrated
  Integrated Electronics Division LLC
  and Signami DCS LLC

(1)  Amounts  reflect  the dollar  amount  recognized  for  financial  statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123R, of awards pursuant to the "2005 Stock Incentive Compensation Plan for Employees" and prior stock incentive plans no longer in effect and thus may include amounts from awards granted both in and prior to 2006. Assumptions used in the calculation of these amounts are included in Note 16, "Stock-Based Compensation" to the Company's audited financial statements for the fiscal year ended December 31, 2006 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 10, 2007. However as required, the amounts shown exclude the impact of estimated forfeitures.
(2) Includes matching contributions made by CompuDyne in CompuDyne's 401(k) Retirement Savings Plan and additional compensation as follows:
     Roenigk-matching contributions made by CompuDyne in the Employee Stock Purchase Plan and car allowance or personal use of a company car; Feidelberg-matching contributions made by CompuDyne in the Employee Stock Purchase Plan, car allowance or personal use of a company car, taxable life insurance, Exec-U-Care; Wiggins-taxable life insurance; Crawford-car allowance or personal use of a company car , taxable life insurance; Mangus-car allowance or personal use of a company car, taxable life insurance; Blackmon-matching contributions made by CompuDyne in the Employee Stock Purchase Plan, car allowance or personal use of a company car, and taxable life insurance.
(3)  Mr. Wiggins' Employment Agreement was terminated effective March 30, 2007.
(4) Mr. Crawford's Employment Agreement was terminated on July 5, 2006. Mr. Crawford's wages were paid through December 31, 2006 pursuant to his Employment Agreement.

Retention Agreements

There were no retention agreements with any individual NEO other than those under the Retention Plan as described under the Change in Control Arrangements section on page 11. That Plan provides for certain benefits upon a change of control of the Company. A change of control is defined as (i) for all participants, a merger of the Company with any third party which results in the Company's shareholders immediately prior to the merger owning less than 50% of the common stock of the surviving company or the acquisition by any third party of equity securities representing more than 50% of the ownership of the Company or of its combined business; (ii) in regards to a participant who is an employee of a business unit, a merger of that business unit with any third party where the Company does not own the survivor or the sale to a third party of the securities of that business unit or assets representing more than 50% of the assets of that individual business unit as of the end of the last fiscal year;
(iii) solely in the case of certain managers who work for the corporate unit and not one of the business units, the acquisition by any third party of equity securities or assets of businesses which represent more than 50% of the annual revenues of the Company for the last completed fiscal year; and (iv) solely in the case of certain other managers who work for the corporate unit and not one of the business units, the acquisition by any third party of equity securities or assets of businesses which represent more than one-third of the annual revenues of the Company for the last completed fiscal year.

The benefits to be received by an executive officer after a change of control occurs include receipt of a retention payment equal to the executive's then current annual salary and the immediate vesting of any outstanding options previously granted to such executive officer. If a change of control had occurred as of December 31, 2006, we estimate that the value of the benefits under their retention agreements would have been as follows:

                                                            Accelerated Vesting
       Name                         Severance Payment(1)     Of Stock Options(2)
       ----                         -----------------        ----------------

       Martin A. Roenigk                 $275,000                $ 658,577
       Geoffrey F. Feidelberg            $287,500                $ 121,823
       Bradley B. Wiggins (3)            $260,000                $ 361,406
       Daniel A. Crawford (4)            $315,000                $ 351,257
       Gary A. Mangus                    $189,000                $  84,292
       Philip M. Blackmon                $140,000                $  81,264

          (1)  Payment based on fiscal year 2006 salary
          (2) Accelerated Vesting of Stock Option amounts were determined by measuring the fair value of unvested stock options as of December 31, 2006, utilizing the provisions of Statement of Financial Accounting Standards No. 123R, "Share-Based Payments."
          (3) Mr. Wiggins' Employment Agreement was terminated effective March 30, 2007.
          (4) Mr. Crawford's Employment Agreement was terminated on July 5, 2006. Mr. Crawford's wages were paid through December 31, 2006 pursuant to his Employment Agreement.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to the options granted during or for the fiscal year ended December 31, 2006 to each of our executive officers listed in the Summary Compensation Table.

                                                                                               All Other    Exercise      Grant
                                 Estimated Future Payments  Estimated Future Payments           Option      Or Base     Date Fair
                                      Under Non-Equity         Under Non-Equity         All   Awards: # of  Price of     Value of
                                   Incentive Award Plans      Incentive Award Plans    Other   Securities    Stock        Stock
Name and Principal        Grant    ---------------------      ---------------------    Stock   Underlying    Option       Option
 Position                  Date   Threshold Target Maximum  Threshold Target Maximum   Awards  Options(1)   Awards(1)     Awards
------------------       -------  --------- ------ -------  --------- ------ -------   ------  ----------   ---------   ----------

Martin A. Roenigk(2)      5/5/06       -      -       -          -      -       -        -       150,000      $6.950    $ 758,235
Chairman, President
 & CEO

Geoffrey F. Feidelberg   2/24/06       -      -       -          -      -       -        -        20,000      $6.825    $  99,268
CFO and Treasurer

Bradley B. Wiggins (3)   2/15/06       -      -       -          -      -       -        -        20,000      $6.700    $  97,450
COO; President, Attack   5/17/06                                                                  28,580      $6.860    $ 142,600
 Protection and Fiber    5/17/06                                                                   1,420      $6.860    $   7,085
 SenSys, LLC; CEO,
 Tiburon, Inc.

Daniel A. Crawford (4)   2/24/06       -      -       -          -      -       -        -        20,000      $6.825    $  99,268
CEO/President,
 CompuDyne-Public
 Safety & Justice, Inc.
 (now Tiburon, Inc.)

Gary A. Mangus           2/24/06       -      -       -          -      -       -        -        20,000      $6.825    $  99,268
President,
 Institutional Security
 Systems; Acting
 President, Norshield

Philip M. Blackmon        3/1/06       -      -       -          -      -       -        -        20,000      $6.695    $  97,560
Executive Vice
 President; President,
 CompuDyne-Integrated
 Electronics Division
 LLC and Signami DCS
 LLC

(1) The Exercise or Base Price was determined using the average of the high and low sale prices on the day of the option grant.
(2) These options were granted as non-qualified stock options, not incentive stock options.
(3)  Mr. Wiggins' Employment Agreement was terminated effective March 30, 2007.
(4) Mr. Crawford's Employment Agreement was terminated on July 5, 2006. Mr. Crawford's wages were paid through December 31, 2006 pursuant to his Employment Agreement.

Outstanding Equity Awards Value at Fiscal Year-End

The following table includes certain information with respect to the value of all unexercised options previously awarded to the executive officers named above at the fiscal year ended December 31, 2006. The number of options held at December 31, 2006 includes options granted under the CompuDyne Corporation 2005 Stock Incentive Compensation Plan for Employees. The "Stock Awards" section of this table has been eliminated because the Company does not grant any stock awards.


                                                                                Option Awards
                                          ----------------------------------------------------------------------------------------
                                           Number of Securities     Number of Securities     Equity
                                                Underlying               Underlying         Incentive    Option        Option
                                            Unexercised Options      Unexercised Options      Plan      Exercise     Expiration
Name and Principal Position                     Exercisable            Unexercisable(1)      Awards      Price          Date
---------------------------                 -------------------      -------------------     ------     --------     ----------

Martin A. Roenigk                                        0                 150,000             -         $6.950      05/04/2016
Chairman, President & CEO

Geoffrey F. Feidelberg                                   0                  20,000             -         $6.825      02/23/2016
CFO and Treasurer                                   10,000                       0                       $9.190      08/31/2014
                                                    15,000                  10,000                       $7.985      10/13/2013
                                                   125,000                       0                       $8.075      07/26/2011

Bradley B. Wiggins (2)                                   0                  30,000             -         $6.860      05/16/2016
COO; President, Attack Protection                        0                  20,000                       $6.700      02/14/2016
 and Fiber SenSys, LLC;                             10,000                  40,000                       $7.125      01/09/2015
 CEO, Tiburon, Inc.

Daniel A. Crawford (3)                                   0                  20,000             -         $6.825      02/23/2016
CEO/President, CompuDyne-Public
 Safety & Justice, Inc. (now
 Tiburon, Inc.)

Gary A. Mangus                                           0                  20,000             -        $6.8250      02/23/2016
President, Institutional Security                    2,000                     500                       $8.500      08/04/2012
 Systems; Acting President,                          7,000                       0                      $10.420      11/15/2011
 Norshield                                           5,000                       0                       $7.500      08/20/2010

Philip M. Blackmon                                       0                  20,000             -         $6.695      02/29/2016
Executive Vice President;                           10,000                       0                      $12.210      02/28/2012
 President, CompuDyne-Integrated
 Electronics Division LLC and
 Signami DCS LLC

(1) Options become exercisable in five equal installments each year beginning on first anniversary of the grant date.
(2)  Mr. Wiggins' Employment Agreement was terminated effective March 30, 2007.
(3) Mr. Crawford's Employment Agreement was terminated on July 5, 2006. Mr. Crawford's wages were paid through December 31, 2006 pursuant to his Employment Agreement.

Option Exercises

The following table includes certain information with respect to options exercised by the executive officers named above during the fiscal year ended December 31, 2006. The "Stock Awards" section of this table is not included as the Company does not grant stock awards.

                                                       Option Awards
                                          --------------------------------------
                                            Number of Shares      Value Realized
     Name and Principal Position          Acquired on Exercise      On Exercise
     ---------------------------          --------------------      -----------

     Martin A. Roenigk                              -                     -
     Chairman, President & CEO

     Geoffrey F. Feidelberg                         -                     -
     CFO and Treasurer

     Bradley B. Wiggins (1)                         -                     -
     COO; President, Attack Protection
      and Fiber SenSys, LLC; CEO,
      Tiburon, Inc.

     Daniel A. Crawford (3)                         -                     -
     CEO/President, CompuDyne-Public
      Safety & Justice, Inc. (now
      Tiburon, Inc.)

     Gary A. Mangus                                 -                     -
     President, Institutional
      Security Systems; Acting
      President, Norshield

     Philip M. Blackmon                             -                     -
     Executive Vice President;
     President, CompuDyne-Integrated
      Electronics Division LLC and
      Signami DCS LLC

          (1) Mr. Wiggins' Employment Agreement was terminated effective March 30, 2007.
          (3) Mr. Crawford's Employment Agreement was terminated on July 5, 2006. Mr. Crawford's wages were paid through December 31, 2006 pursuant to his Employment Agreement.


Equity Compensation Plan Information

Information as of December 31, 2006 regarding equity compensation plans approved and not approved by stockholders is summarized in the following table:


                                                                    Options       Weighted Average      Options Available
                                                                  Outstanding      Exercise Price      For Future Issuance
   Equity Compensation Plans Approved by Security Holders:        -----------      --------------      -------------------
   ------------------------------------------------------
      2005 Employee Plan                                            446,000             $6.67                3,554,000
      1996 Employee Plan                                            840,400             $9.20                        0
      2005 Non-Employee Directors Plan                               60,000             $6.90                  340,000
      1996 Non-Employee Directors Plan                              158,700             $8.45                        0
      Other                                                           8,000             $2.56                        0
   Equity Compensation Plans Not Approved by Security Holders:
   ----------------------------------------------------------
      None                                                                -                 -                        -
                                                                  ---------                                  ---------
   Total                                                          1,513,100             $8.25                3,894,000

Compensation and Stock Option Committee Report

The Compensation and Stock Option Committee, comprised of independent Directors, reviewed and discussed the above Compensation Discussion and Analysis ("CD&A") with the Company's management. Based on the review and discussions, the Compensation and Stock Options Committee recommended to the Company's Board of Directors that the CD&A be included in these Proxy Materials.

Members of the Compensation and Stock Option Committee:

John H. Gutfreund, Chair
Ron Angelone
David W. Clark, Jr.
Albert R. Dowden
Wade B. Houk


EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Employment Agreement with Brad Wiggins
On November 24, 2006 CompuDyne Corporation entered into an Employment Agreement with Brad Wiggins. The agreement extended through December 31, 2007. During the term Mr. Wiggins served as Chief Operating Officer of the Company. Mr. Wiggins also served in the following positions: President of the Company's Attack Protection business unit, President of Fiber SenSys (a subsidiary of the Company), and CEO of Tiburon (a subsidiary of the Company). Mr. Wiggins received a base salary of $260,000 per year. In addition, Mr. Wiggins was entitled to receive certain incentive compensation and other benefits during the term of his employment as described in the Employment Agreement. The Agreement also provided for confidentiality, non-compete, and non-solicitation covenants extending until one year following termination. Mr. Wiggins' Employment Agreement was terminated effective March 30, 2007.

Termination of Employment Agreement with Daniel A. Crawford
On July 5, 2006, the Company terminated the Employment Agreement between the Company and Daniel A. Crawford, dated October 4, 2004 (the "Agreement"), in accordance with Item 4(d) of the Agreement.

Employment Agreement with Geoffrey Feidelberg
On April 10, 2007, CompuDyne Corporation entered into an Employment Agreement with Geoffrey Feidelberg. The agreement extends through December 31, 2008. During the term Mr. Feidelberg will serve as Chief Financial Officer of the Company, with a base salary of $288,750. In addition, Mr. Feidelberg is entitled to receive certain incentive compensation and other benefits during the term of his employment as described in the Employment Agreement. The Agreement also provides for confidentiality, non-compete, and non-solicitation covenants.

SECURITIES OWNERSHIP OF MANAGEMENT

As of March 31, 2007 there were 8,437,915 shares of CompuDyne Common Stock issued and outstanding. The following table sets forth the amount and nature of the beneficial ownership of CompuDyne Common Stock by all Directors, nominees for election as Directors, executive officers named in the tables under the caption "Summary of Officer Compensation,"* and all Directors and executive officers as a group. The content of this table is based upon information supplied by the Company's executive officers, Directors and nominees for election as Directors, and represents the Company's understanding of circumstances in existence as of March 31, 2007.

                                                     Shares
                                                      Under                     Total Shares      Percent of
                                      Shares       Exercisable   Convertible    Beneficially     Class Owned
Name and Address (1)                 Owned (2)     Options (3)     Notes (4)       Owned        */less than 1%
---------------------------------------------------------------------------------------------------------------

Martin A. Roenigk                    1,248,534        30,000            -        1,278,534          15.10%

Ron Angelone                                 -        15,000            -           15,000             *

Philip M. Blackmon                      41,478        14,000            -           55,478             *

Gary T. Bunyard                              -             -            -                -             *

David W. Clark, Jr.                     20,166        27,200       10,799           58,165             *

Albert R. Dowden                             -             -            -                -             *

Geoffrey F. Feidelberg                   5,591       154,000            -          159,591           1.86%

John H. Gutfreund                            -         5,000            -            5,000             *

Wade B. Houk                               100        21,500          720           22,320             *

Gary Mangus                                  -        18,000            -           18,000             *

William C. Rock                         18,116        19,200            -           37,316             *

All Directors and Officers
 as a Group (11 persons)             1,333,985       303,900       11,519        1,649,404          18.74%
---------------------------------------------------------------------------------------------------------------

     * since Mr. Wiggins ceased to be an executive officer on March 30, 2007, his holdings are not included in this table

(1)  The  address  of each  person  listed  in the  table  above  is,  CompuDyne
     Corporation, 2530 Riva Road, Suite 201, Annapolis, MD 21401, unless otherwise listed.
(2)  Includes shares over which the owner holds voting and/or investment power.
(3) Includes shares under options exercisable on March 31, 2007 and options which become exercisable within 60 days thereafter.
(4) Includes ownership of the Company's 6.25% Convertible Subordinated Notes Due 2011which are convertible into shares of Common Stock at a conversion price of $13.89 per share.

SECURITIES OWNERSHIP OF PRINCIPAL SHAREHOLDERS

The following table sets forth information with respect to ownership of the Company's common stock by persons or entities who are known to be beneficial owners of more than five percent of the Company's voting securities. The information contained in this table is based solely on information contained in
Schedule 13Gs filed by these shareholders with the Securities and Exchange Commission.

                                                                      Amount and Nature Of         Percent of
 Title of Class        Name and Address                               Beneficial Ownership         Class Owned
---------------------------------------------------------------------------------------------------------------
  Common Stock       Prescott Group Capital Management LLC                1,024,180 (1)              12.14%
                     1924 South Utica Ave., Suite 1120
                     Tulsa, OK 74104-6527

  Common Stock       Heartland Advisors, Inc.                               903,000 (1)              10.70%
                     789 North Water Street
                     Milwaukee, WI 53202

  Common Stock       Dimensional Fund Advisors LP                           530,489 (1)               6.29%
                     1299 Ocean Avenue
                     Santa Monica, CA  90401

  Common Stock       Leviticus Partners, L.P./AMH Equity LLC/               440,000 (2)               5.21%
                     Parameter Partners, LLC
                     405 Lexington Avenue, 45th Floor
                     New York, NY  10174

     (1) Ownership as of December 31, 2006 as stated in amended Schedule 13Gs filed by the beneficial owner with the Securities and Exchange Commission.
     (2) Ownership as of August 25, 2006 as stated in Schedule 13G filed by the beneficial owners with the Securities and Exchange Commission.


REPORT OF AUDIT COMMITTEE AND FEES OF INDEPENDENT AUDITORS

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other CompuDyne filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The charter of the Audit Committee of the Board, as revised in April 2004, specifies that the purpose of the Committee is to assist the Board in its oversight of:

     o The integrity of CompuDyne's financial statements and financial reporting processes;

     o    The  adequacy  of  CompuDyne's  system  of  internal   accounting  and
          financial controls;

     o CompuDyne's compliance with ethics policies and applicable legal and regulatory requirements;

     o    The  qualifications   and  independence  of  CompuDyne's   independent
          auditors; and

     o The performance of CompuDyne's independent auditors and of CompuDyne's internal audit function.

The full text of the Committee's charter is available on the Corporate Governance section of CompuDyne's website (www.compudyne.com).

In carrying out these responsibilities, the Audit Committee, among other things:

     o Monitors preparation of quarterly and annual financial reports by CompuDyne's management;

     o Supervises the relationship between CompuDyne and its independent auditors, including: having sole responsibility for the appointment, compensation, retention and oversight of the independent auditors; reviewing the scope of their audit services; and approving all non-audit services; and

     o Oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of CompuDyne's policies relating to legal and regulatory compliance, ethics and conflicts of interests.

The Committee met 16 (sixteen) times during 2006. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee's meetings include, whenever appropriate, executive sessions with CompuDyne's independent auditors without the presence of CompuDyne's management.

As part of its oversight of CompuDyne's financial statements, the Committee reviews and discusses with both management and CompuDyne's independent auditors all annual and quarterly financial statements prior to their issuance. During 2006, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the quality of and the clarity of disclosures in the financial statements. The Committee also discussed with Aronson & Company ("Aronson") matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from Aronson to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of CompuDyne's internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of CompuDyne's internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Taking all of these reviews and discussions into account, the undersigned Committee members recommended to the Board that the Board approve the inclusion of CompuDyne's audited financial statements in CompuDyne's Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

Wade B. Houk, Chair
David W. Clark, Jr.
Albert R. Dowden
-----------------


Fees to Independent Auditors for 2005 and 2006

Aronson & Company's audit report on the consolidated financial statements of the Company and subsidiaries for the fiscal year ended December 31, 2006 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During 2006 there were no disagreements between the Company and Aronson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Aronson, would have caused Aronson to make reference to the matter in its audit report.

During the Company's two most recent fiscal years, neither the Company nor anyone on behalf of the Company consulted with Aronson in any matter regarding either (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report nor oral advice provided to the Company by Aronson that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (B) any matter that was the subject of either a disagreement or a reportable event, as each are defined in Items 304(a)(1)(iv) and (v) of SEC Regulation S-K, respectively.

Representatives of Aronson are not expected to be present at the Annual Meeting of Stockholders.

The fees billed by Aronson, the Company's principal independent registered public accounting firm, for each of the last two fiscal year-ends are set out below:

               (Dollars in thousands)                2006          2005
              ----------------------------------------------------------

               Audit Fees                           $ 325         $ 308
               Audit-Related Fees                      32            23
               Tax Fees                                 -             -
               All Other Fees                          32             -
                                                 --------       --------
               Totals                               $ 389         $ 331
              ----------------------------------------------------------

All audit related services were pre-approved by the Audit Committee, which concluded that the provision of such services by Aronson was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Outside Auditor Independence policy provides for pre-approval of audit, audit-related and tax services by the Committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy also requires specific approval by the Committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

The Audit Committee approved the appointment of Aronson & Company as the Company's principal independent registered public accounting firm for the year ending December 31, 2007.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5. Officers, Directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4, and 5 they file.

Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2006, the Company believes all Section 16(a) filing requirements applicable to its officers, Directors and 10% beneficial owners were complied with, with the following two exceptions, both due to administrative errors on the part of the Company:

     -- Gary Bunyard, President & CEO of Tiburon, Inc., hired July 6, 2006, filed a delinquent Form 3 on 2/2/2007.
     -- Gary Mangus, first appointed as an Officer of the Company in June of 2003, filed a delinquent Form 3 on 2/6/2007.

Both delinquent filings indicated that neither of these individuals had any ownership of stock in the Company.

OTHER MATTERS

The Board of Directors does not intend to bring any other matter before the meeting, and does not know of any other matter, which anyone else proposes to present for action at the meeting. However, if any other matters properly come before such meeting, or any adjournment thereof, the persons named in the accompanying form of proxy or their duly constituted substitutes acting at the meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.


                  STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Stockholder proposals for the 2008 Annual Meeting of Stockholders must be received at the principal executive offices of the Corporation, 2530 Riva Road, Suite 201, Annapolis, Maryland 21401, no later than December 26, 2007 for inclusion in the 2008 proxy statement.

In order to nominate persons for election to the Company's Board of Directors at the 2008 Annual Meeting of Stockholders, or to bring other business constituting a proper matter for stockholder action under applicable law before the 2008 Annual Meeting of Stockholders, a stockholder must deliver written notice to the Secretary of the Company at the principal executive offices of the Company on or before February 24, 2008.

Stockholders are requested by the Board of Directors to execute and deliver the enclosed proxy.